                                                                     Exhibit 1-D


                         DELMARVA POWER & LIGHT COMPANY

                              First Mortgage Bonds

                             UNDERWRITING AGREEMENT


                                                      ______ __, 199_


To the Representative named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

            The undersigned, Delmarva Power & Light Company, a Delaware and Virginia corporation (the "Company"), hereby confirms its agreement with each of the Underwriters hereinafter named as follows:

            The term "Underwriters" as used herein shall be deemed to mean the firm or corporation or the several firms or corporations named in Schedule II hereto and any underwriter substituted as provided in Section 3 and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the firm or firms listed in Schedule I hereto (the "Representative") are the same as the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representative", as used herein, shall each be deemed to refer to such firm or firms. The Representative represents that it has been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one firm is named in Schedule I hereto, any action under or in respect of this Agreement may be taken by such firms jointly as the Representative or by one of the firms acting on behalf of the Representative and such action will be binding upon all the Underwriters.

            1. Description of Bonds. The Company has authorized by appropriate corporate action and proposes to issue and sell to the Underwriters its First Mortgage Bonds of the series designations, with the terms and in the amounts specified in Schedule I hereto (the "Bonds"), to be issued under its Mortgage and Deed of Trust, dated as of October 1, 1943, to the New York Trust Company (to which the Chemical Bank is successor), as trustee (the "Trustee"), as heretofore supplemented and amended, including the Eighty-Eighth Supplemental Indenture with respect to the Bonds (the "Supplemental Indenture"), a copy of which has
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been heretofore delivered to the Representative (collectively, the "Mortgage").

            2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

                  (a) A registration statement (identified in Schedule I hereto), together with amendments thereto, if any, with respect to the Bonds has been prepared by the Company and filed with the Securities and Exchange Commission (the "Commission") in conformity with the rules, regulations and releases of the Commission (the "Rules and Regulations") under the Securities Act of 1933, as amended (the "Act"). Such registration statement has been declared effective by the Commission and the Mortgage has been qualified under the Trust Indenture Act of 1939, as amended. Copies of such registration statement, together with all amendments thereto, if any, have heretofore been delivered to the Representative, and copies of any amendments thereto, including the exhibits filed therewith, which shall be filed subsequent to the date hereof also will be delivered to the Representative. As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits, financial statements and all documents incorporated therein by reference, as amended through the date hereof. As used in this Agreement, (i) the term "Prospectus" means (A) if a preliminary prospectus supplement with respect to the Bonds was prepared in conformity with the Rules and Regulations and, together with the prospectus in the form included in the Registration Statement, filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations ("Rule 424(b)"), such preliminary prospectus supplement and prospectus completed to reflect the terms of the sale of the offering of the Bonds, (B) if no such preliminary prospectus supplement was so prepared and filed, the prospectus in the form included in the Registration Statement as to be supplemented by a prospectus supplement reflecting the terms of the offering of the Bonds, or (C) if the Bonds are to be offered without a prospectus supplement, the prospectus in the form included in the Registration Statement completed to reflect the terms of such offering, in each case proposed to be filed with the Commission pursuant to Rule 424(b) on or about the date hereof, and (ii) the term "Prospectus Supplement" means the prospectus supplement proposed so to be filed with the Commission, in each case including all documents incorporated in such prospectus and prospectus supplement by reference (the "Incorporated Documents"). In the event of
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      any amendment to the Registration Statement after the date hereof, the term "Registration Statement" shall mean such Registration Statement as so amended. In the event of any amendment or supplement to the Prospectus after the date of the filing with the Commission of the Prospectus Supplement pursuant to Rule 424(b), the term "Prospectus" shall mean such Prospectus as so amended or supplemented; provided, however, that any supplement to the Prospectus filed with the Commission pursuant to Rule 424(b) with respect to an offering of the Company's securities other than the Bonds shall not be deemed to be a supplement to or part of the Prospectus. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated therein after the date hereof and prior to the termination of the offering of the Bonds by the Underwriters.

                  (b) No stop order suspending the effectiveness of the Registration Statement nor any order preventing or suspending use of the Prospectus nor any order directed to the adequacy or accuracy of any Incorporated Document has been issued by the Commission, and no proceeding for any such purpose has been initiated or is pending or, to the knowledge of the Company, is contemplated by the Commission.

                  (c) On the date of this Agreement and at all times subsequent hereto up to and at the Closing Date (as defined in Section 3), (i) the Registration Statement and the Prospectus do and will contain all statements and information which are and will be required to be included therein by the Act and the Rules and Regulations and do and will conform, in all material respects, to the requirements of the Act and the Rules and Regulations; (ii) the Mortgage does and will conform, in all material respects, to the requirements of the Trust Indenture Act of 1939, as amended; (iii) the Registration Statement does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus does not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus
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                                       -4-


      in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the preparation thereof or to any statement in or omissions from the Statement of Eligibility of the Trustee under the Mortgage. There are no contracts or documents of the Company or of any subsidiary of the Company which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as required.

                  (d) The Company has filed timely all reports and all definitive proxy and information statements required to be filed by the Company with the Commission pursuant to the Exchange Act and the rules and regulations of the Commission thereunder. Each of the Incorporated Documents, when it and when any amendment thereto was filed with the Commission, complied as to form in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and any Incorporated Document and any amendment thereto, when filed with the Commission, will comply as to form in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and none of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware and Virginia, with all corporate power and other authority, including franchises, necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue and sell the Bonds; the Company is duly qualified to do business as a foreign corporation in good standing in Maryland, New Jersey, Ohio and Pennsylvania, being all of the jurisdictions in which the conduct of its business or its ownership or leasing of properties requires such qualification, with all corporate authority, including franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus. The Company has no direct subsidiaries other than Delmarva Energy Company, Delmarva Industries, Inc., Delmarva Capital Investments, Inc., Delmarva Services Company, Conectiv Services, Inc. and Conectiv Communications, Inc. (the "Subsidiaries"), all of the stock of each of which is owned by the Company free and
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                                    -5-


      clear of any lien, pledge or other encumbrance, except for those matters satisfactory to the Underwriters discussed in the opinion of Dale G. Stoodley, General Counsel for the Company, pursuant to Section 5(d) hereof. Each of the Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is licensed to do business as a foreign corporation and is in good standing under the laws of any jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, with all corporate and other authority and franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

                  (f) Except as otherwise stated in the Registration Statement and the Prospectus, each of the Company and the Subsidiaries, as the case may be, has good and marketable title in fee simple, free from encumbrances, to all of the real property referred to in the Registration Statement and the Prospectus as being owned by it, subject to exceptions which are minor and do not impair the use of the affected property in the operation of their businesses.

                  (g) The performance of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, the Mortgage, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their property is subject, or of the Company's Restated Certificate and Articles of Incorporation, as amended, or By-Laws, as amended, or any order, rule or regulation of any court or other governmental body applicable to the Company or to any of the Subsidiaries or any of their property.

                  (h) The Company has full power and lawful authority to authorize, issue and sell the Bonds on the terms and conditions herein set forth, has taken all corporate action necessary therefor; has obtained every consent, approval, authorization and other order of any regulatory body which is required for such authorization, issue or sale, except as may be required in connection with the resale of the Bonds by the Underwriters under state securities or blue sky laws; and such consents, approvals,
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                                       -6-


      authorizations and other orders are in full force and effect and are not subject to appeal.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in or contemplated by the Registration Statement and the Prospectus:
      (1) the Company and the Subsidiaries taken as a whole have not incurred any material liabilities or obligations, direct or contingent, and have not entered into any material transaction, not in the ordinary course of business; (2) there has not been any material change in the capital stock or long-term debt of the Company and the Subsidiaries taken as a whole or any material adverse change, or development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (3) no material loss or damage (whether or not insured) to the property of the Company and the Subsidiaries taken as a whole has been sustained; and (4) no legal or governmental proceeding, domestic or foreign, materially affecting the Company and the Subsidiaries taken as a whole or the transactions contemplated by this Agreement, has been instituted or, to the knowledge of the Company, threatened.

                  (j) The financial statements set forth in or incorporated by reference into the Registration Statement and the Prospectus fairly present the consolidated financial condition of the Company and the Subsidiaries and the results of their operations as of the dates and for the periods therein specified; and such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles which have been consistently applied throughout the periods involved.

                  (k) Coopers & Lybrand LLP, which has reported on certain financial statements filed with the Commission and incorporated by reference into the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                  (l) Except as set forth in or contemplated by the Registration Statement and the Prospectus, there is not pending any action, suit or other proceeding to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject, before or by any court or other governmental
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                                       -7-


      body, which might result in any material adverse change in the condition, business or prospects of the Company and the Subsidiaries taken as a whole or might materially adversely affect the properties or assets of the Company and the Subsidiaries taken as a whole; and no such action, suit or proceeding is known by the Company to be threatened or contemplated.

                  (m) At the Closing Date, the Mortgage and the Bonds will conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus, and the Mortgage and the Bonds will have been duly authorized, executed, authenticated and delivered and will be legal, valid and binding obligations of the Company.

                  (n) At the Closing Date, the Mortgage will constitute a valid first lien, except as otherwise stated in or permitted by the Mortgage, on substantially all of the Company's utility plant, real estate and other properties, and will be enforceable in accordance with its terms, except as remedies are limited by bankruptcy, insolvency, or other laws of general application or principles of equity affecting the enforcement of creditors' rights generally.

                  (o) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (p) The Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

                  (q)  In the ordinary course of its business, the
      Company conducts a periodic review of the effect of
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      Environmental Laws on the business, operations and properties of the
      Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

            3. Sale, Purchase and Delivery of Bonds; Substitution of Underwriters. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the respective principal amount of Bonds set forth opposite the name of such Underwriter in
Schedule II hereto at the purchase prices set forth in Schedule I hereto.

            The Company agrees to make the Bonds available to the Representative for the purpose of expediting their checking and packaging on behalf of the Underwriters, at the office of the Trustee or of The Depository Trust Company ("DTC"), not later than 1:30 P.M. on the business day next preceding the Closing Date.

            Payment for the Bonds shall be made at the place, time and date specified in Schedule I hereto or at such other time and date as the Representative and the Company may agree in writing, such time and date for payment being herein referred to as the "Closing Date". On the Closing Date, the Company shall deliver the Bonds to DTC (or the Representative, if the Representative and the Company shall so agree in writing), against payment to or upon the order of the Company of the purchase price of the Bonds, by wire transfer of immediately available funds to an account or accounts designated in writing by the Company. Time shall be of the essence, and delivery at the time determined as set forth above is a further condition of the obligation of each Underwriter and of the Company. The Bonds so delivered shall be in definitive form and registered in the name of DTC or its nominee (or in such other name or names as the Representative and the Company shall agree in writing).

            It is understood that the Underwriters propose to offer the Bonds for sale as set forth in the Prospectus.

            In the event of default by one or more Underwriters in respect of their obligations under this Agreement to take up and pay for the Bonds pursuant to this Section , and if the aggregate of such defaults does not exceed 10% of the aggregate principal amount of the Bonds, the remaining Underwriters shall be obligated severally (in proportion to their respective commitments hereunder or in such other proportion as may be agreed upon by the Representative) to purchase the aggregate principal amount of the Bonds which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall for any reason permitted hereunder cancel their obligations to purchase hereunder, or shall default in respect of their obligations to take up and pay for the aggregate principal amount of the Bonds set forth opposite their respective names in Schedule II hereof upon tender of such Bonds in accordance with the terms hereof and, in the case of a default, the aggregate of such defaults exceeds 10% of the aggregate principal amount of the Bonds, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon by the Representative) the aggregate principal amount of the Bonds which the canceling or defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the aggregate principal amount of the Bonds which the canceling or defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Bonds shall be extended for twenty-four hours, and the Underwriters shall have the privilege of substituting within such twenty-four hours another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, prior to the termination of such extended time for delivery, the time for delivery of the Bonds shall be extended for a further twenty-four hours, during which the Company shall have the privilege of finding another underwriter or underwriters, satisfactory to the Representative, to purchase the aggregate principal amount of the Bonds which the canceling or defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriters to take up the aggregate principal amount of the Bonds of the canceling or defaulting Underwriter or Underwriters as provided in this Section , (i) the Representative or the Company shall have the right to postpone the time of delivery of the Bonds for a period of not more than seven full business days, in order to effect whatever changes that such arrangements may make necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendment to the Registration Statement or any supplement to the Prospectus that such arrangements may make necessary, and (ii) the aggregate principal amount of the Bonds to be purchased by the remaining Underwriters and substituted underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement.

            If, in the event of a default or cancellation by one or more Underwriters, the remaining Underwriters shall not take up and pay for all of the aggregate principal amount of the Bonds agreed to be purchased by the defaulting or canceling Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find another underwriter or underwriters to purchase such aggregate principal amount of the Bonds as aforesaid, then this Agreement may be terminated by the Company by giving prompt notice to the remaining Underwriters.

            If the Company shall not so elect to terminate this Agreement, it shall have the right to require such remaining Underwriters, irrespective of the default or cancellation as aforesaid, to purchase the aggregate principal amount of the Bonds which they have agreed to purchase hereunder. In such event the Company shall, within twenty-four hours after such second twenty-four hour period, give notice thereof in writing to such remaining Underwriters and thereupon the time for delivery of the Bonds may be postponed for a period of not more than four full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements. The Company agrees, in such event, promptly to file any amendment to the Registration Statement or any supplement to the Prospectus which may thereby be made necessary. In the absence of such notice from the Company, this Agreement shall terminate without further action on the part of either the Company or the Underwriters.

            In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Sections 4(e) and 7 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed to purchase Bonds otherwise than for some reason permitted under this Agreement) be under any liability to the Company (except to the extent provided in Section 7 hereof).

            Any action taken by the non-defaulting Underwriters or by the Company under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            4. Covenants of the Company. The Company further covenants and agrees with the Underwriters that:

                  (a) The Company shall comply with the provisions of, and make all requisite filings with the Commission pursuant to, Rule 424(b) and notify the Representative promptly of all such filings. The Company will not at any time file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative or Reid & Priest LLP, counsel for the Underwriters, shall have reasonably and promptly objected in writing or which is not in compliance with the Act or the Rules and Regulations. The Company will prepare and file with the Commission, promptly upon the Representative's request, any amendment to the Registration Statement or supplement to the Prospectus which, in the opinion of the Company's counsel and counsel for the Underwriters, may be necessary or advisable in connection with the distribution of the Bonds by the Underwriters. The Company will file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act and the rules and regulations of the Commission thereunder subsequent to the date hereof and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Bonds.

                  (b) The Company will notify the Representative promptly and confirm in writing (i) the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or of any order directed to the adequacy or accuracy of any Incorporated Document or of the initiation of any proceedings for any such purpose and (ii) the receipt of any comments from the Commission in respect of the Registration Statement or the Prospectus, or requesting additional information or the amendment or supplementation of the Registration Statement or the Prospectus. If the Commission shall issue a stop order or any order preventing or suspending the use of the Prospectus or any order directed to the adequacy or accuracy of any Incorporated Document at any time, or shall initiate any proceedings for any such purpose, the Company will make every reasonable effort to prevent the issuance of such order and, if issued, to obtain the lifting thereof.

                  (c) Within the time during which a prospectus relating to the Bonds is required to be delivered under the

      Act, the Company will comply so far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Bonds as contemplated by the provisions hereof and the Prospectus; and if during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations or to file under the Exchange Act or the rules and regulations of the Commission thereunder any document incorporated by reference into the Prospectus in order to comply with the Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder, the Company will promptly notify the Representative and will amend or supplement the Prospectus or file such document (in form satisfactory to counsel for the Underwriters and counsel for the Company and at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will cooperate with the Underwriters in qualifying and registering the Bonds for sale under the securities laws and legal investment laws of such jurisdictions as the Representative may designate, and in continuing such qualifications in effect so long as required for the distribution of the Bonds; provided, however, that the Company shall not be obligated to file any general consent to service of process or to submit to any requirements which it deems unduly burdensome. The Company will advise the Representative promptly of any order or communication of any public authority addressed to the Company suspending or threatening to suspend qualification of the Bonds for sale in any jurisdiction.

                  (e) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay, or reimburse the Underwriters on demand for, all reasonable costs and expenses incident to the performance of the Company's obligations under this Agreement, including all expenses incident to the authorization of the Bonds and their issue and delivery by the Company, all expenses incident to listing the Bonds on any stock exchange, any necessary stamp taxes in connection with the foregoing, the reasonable fees and expenses of the

      Company's counsel and accountants, the costs and expenses incident to the preparation and filing under the Act of the Registration Statement (including all exhibits and amendments thereto), the Prospectus and this Agreement, all reasonable fees and disbursements (including reasonable fees and disbursements of counsel) incurred by the Company or the Underwriters in connection with the qualification of the Bonds for sale under state securities laws and the preparation of Blue Sky Memoranda and Legal Investment Surveys, the cost of furnishing to the Underwriters copies of Blue Sky Memoranda and Legal Investment Surveys, the Registration Statement and the Prospectus, and each amended or supplemented Registration Statement or Prospectus and each Prospectus prepared to permit compliance with Section 10(a)(3) of the Act and the cost of preparing copies of this Agreement. The Company shall not, however, be required to pay for any of the Representative's expenses or those of any of the other Underwriters, other than as hereinabove set forth or the costs of preparing copies of the legal opinion referred to in subparagraph (e) of Section 5 hereof, the Underwriters' Questionnaires and the Agreement Among Underwriters; provided, however, that, if this Agreement shall not be consummated because it is (i) terminated by the Representative pursuant to Section 5 or Section 6 hereof, (ii) terminated pursuant to Section 3 hereof, or (iii) terminated by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability be due to the default or omission of the Underwriters, then and in any such case, the Company shall reimburse the Underwriters (but not defaulting Underwriters in the event of termination pursuant to Section 3 hereof) for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) reasonably incurred in connection with investigating, marketing and proposing to market the Bonds or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits or commissions from the sale by them of the Bonds.

                  (f) The Company will apply the proceeds from the sale of the Bonds substantially as set forth under the caption "Use of Proceeds" in the Prospectus.

                  (g) The Company will deliver to the Representative, as promptly as practicable, a signed copy of the Registration Statement and all amendments thereto including all exhibits filed therewith and signed consents, certificates and opinions of accountants and of any other persons named in the Registration Statement as having prepared, certified or reviewed any part thereof, and will deliver to the Representative such number of unsigned copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representative may reasonably request. The Company will deliver to or upon the order of the Representative, from time to time, as many copies of the Prospectus (excluding Incorporated Documents) as the Representative may reasonably request.

                  (h) The Company will make generally available to its security holders and deliver to the Representative as soon as it is practicable to do so, an earnings statement (as defined in Rule 158 under the Act), which need not be audited, covering a period of at least twelve months beginning not later than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement (as such effective date is defined in such Rule), which shall satisfy the requirements of Section 11(a) of the Act.

                  (i) For a period of five years from the Closing Date, the Company will deliver to the Representative and, upon request, to each of the other Underwriters (i) as soon as available, a copy of each report of the Company mailed to security holders or filed with the Commission and
      (ii) from time to time such other information concerning the Company as the Representative shall reasonably request. If at any time, the Company shall have a majority-owned subsidiary or subsidiaries which is or are "significant" within the meaning of Regulation S-X of the Commission, the financial statements contained in the documents referred to in (i) shall be furnished in consolidated form, if such consolidation is required under such Regulation S-X, for the Company and such subsidiary or subsidiaries.

                  (j) During the period beginning on the date hereof and continuing through the Closing Date, the Company will not offer, sell or otherwise alienate, without the Representative's prior consent, any other of its First Mortgage Bonds.

            5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds, as provided herein, shall be subject to the accuracy, as of the date hereof and as of the Closing Date (as if made on the Closing Date), of the representations and warranties of the

Company herein, to the accuracy of statements of Company officers made in certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement, or order preventing or suspending the use of the Prospectus, shall have been issued and shall remain in effect; no order of the Commission directed to the adequacy or accuracy of any Incorporated Document shall be in effect; and no proceedings for any such purpose shall have been instituted or be pending or, to the knowledge of the Company or the Representative, shall be contemplated or threatened by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Reid & Priest LLP, counsel for the Underwriters; no amendment to the Registration Statement or Prospectus shall have been filed hereafter to which the Representative or Reid & Priest LLP shall have reasonably and promptly objected in writing after having received reasonable notice and a copy thereof; there shall be in full force and effect on the date of this Agreement appropriate orders of The Public Service Commission of Delaware and the State Corporation Commission of Virginia permitting the issuance and sale of the Bonds and the transactions relating thereto substantially in accordance with the terms and conditions set forth herein and in the Prospectus; such orders shall contain no condition inconsistent with the provisions hereof or unacceptable to the Representative and shall be issued under circumstances which in the Representative's reasonable judgment are appropriate for the protection of the Underwriters; and on or prior to the Closing Date, neither of said orders shall have been rescinded, modified or stayed, or the right of the Company to operate thereunder restrained, or be subject to any litigation or proceeding pending, or, to the knowledge of the Representative or the Company, threatened.

                  (b) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in or contemplated by the Prospectus, there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries taken as a whole, or any adverse change or any development involving a prospective adverse change in the condition, financial or otherwise, or in the earnings, business, net worth or results of operations of the Company and the Subsidiaries taken as a whole, all or any of which, in the Representative's reasonable judgment, materially impairs the investment quality of the Bonds; and no Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date that the Registration Statement or Prospectus contained an untrue statement of fact which, in the opinion of Reid & Priest LLP, counsel for the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of circumstances then existing, not misleading.

                  (c) The authorization and issuance of the Bonds, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto shall be satisfactory in all respects to Reid & Priest LLP and the Company shall have furnished to Reid & Priest LLP such documents as they may reasonably request to enable them to be satisfied with respect to the matters referred to in this subparagraph and to furnish to the Representative an opinion, dated as of the Closing Date, as required by subparagraph (e) of this Section 5.

                  (d) On the Closing Date, the Representative shall have received the favorable opinion of Dale G. Stoodley, General Counsel for the Company, dated as of such date, satisfactory in form, scope and substance to the Representative and to counsel for the Underwriters to the effect that:

                        (i) the Company has been duly organized and is validly
            existing as a corporation in good standing under the laws of Delaware and Virginia with all corporate power and other authority necessary to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus and to issue and sell the Bonds; and each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction and is duly qualified to do business as a foreign corporation and is in good standing under the laws of any jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification, with all corporate and other authority and franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus;

                        (ii) the Company is duly qualified to do business as a
            foreign corporation in good standing in Maryland, New Jersey, Ohio and Pennsylvania, being all of the jurisdictions in which the conduct of its business or its ownership or leasing of properties requires such qualification; and the Company owns all of the stock of the Subsidiaries, free and clear of any lien, pledge or other encumbrance;

                        (iii) except as otherwise set forth in the Prospectus,
            and except with respect to the location of certain poles, wires, and other facilities within public highways or over or under public or navigable waters (the status of which does not in any case threaten to affect materially the Company's ability to conduct its present business), the Company has such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and/or orders of governmental bodies, political subdivisions or regulatory authorities, free from materially burdensome restrictions, as are necessary for the acquisition, construction and ownership of the properties now owned or leased by it and the maintenance and operation of the properties now operated by it and the conduct of the business now carried on by it as described in the Registration Statement and the Prospectus, and to the best of the knowledge of such counsel, the Company is not in default or violation of any such franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations, and/or orders of governmental bodies, political subdivisions or regulatory authorities, to the extent that would materially affect the conduct of such business, and the Company is not, to any material extent, in violation of any applicable Federal, state or other laws and regulations;

                        (iv) the Mortgage has been duly authorized, executed and
            delivered and is a valid instrument legally binding upon the Company and enforceable in accordance with its terms, except as remedies may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights generally or principles of equity;

                        (v) the Mortgage, including each supplement thereto, has
            been duly recorded as a mortgage upon the property covered thereby in such a manner as is necessary to maintain the lien thereof; and with respect to security interests in personal property and fixtures covered by the Mortgage, financing statements have been duly filed, to the extent required, under the provisions of the Delaware, Maryland, New Jersey, Pennsylvania and Virginia Uniform Commercial Codes (certain of which contain requirements for the filing of continuation statements at specified intervals in order to preserve the security);

                        (vi) substantially all the utility plant and real
            property owned by the Company are adequately described in the Mortgage so as to constitute the Mortgage a lien thereon as security for the Bonds, subject to no liens, encumbrances, or rights of others, other than those specified or referred to in the Prospectus under the heading "Description of the New Bonds-Security";

                        (vii) the Bonds have been duly authorized and, when duly
            executed manually or in facsimile by the proper officers of the Company, authenticated by the Trustee and delivered by the Company, and when payment therefor has been received by the Company, they will have been validly issued and will be valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the lien of, and benefits provided by, the Mortgage, subject to the limitations set forth in paragraph (iv) above;

                        (viii) the terms of the Bonds and the Mortgage conform
            as to legal matters to the description thereof and the statements concerning them in the Registration Statement and the Prospectus, the summary of certain terms and provisions thereof appearing in the Registration Statement and the Prospectus fairly presents the information called for by the Act and the Rules and Regulations and the Mortgage has been duly qualified under the Trust Indenture Act of 1939, as amended;

                        (ix) the Delaware Public Service Commission and the
            Virginia State Corporation Commission have issued orders (to be identified by date and docket number) authorizing the issuance and sale of the Bonds and authorizing generally the transactions relating thereto (including permitting the Company to enter into this Agreement and perform its obligations hereunder). Neither of such orders contains any condition inconsistent with the provisions hereof nor, to the best knowledge of such counsel, has either of such orders been rescinded, modified or stayed, and no further action is required to be taken by, and no further authorization, consent or approval is required to be obtained from, any governmental authority having jurisdiction in connection with the authorization, issuance and sale of the Bonds (other than in connection with state securities or blue sky laws as to which counsel need express no opinion);

                        (x) the statements in the Prospectus that are stated
            therein to have been made on the authority of such counsel as an expert have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct and fairly present the information required to be shown;

                        (xi) such counsel does not know of any legal or
            governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required, or of any contracts or documents of the Company or any of the Subsidiaries of the Company of a character required to be described in the Registration Statement or Prospectus, incorporated by reference into the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described, incorporated by reference or filed as required;

                        (xii) the performance of this Agreement and the
            consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Restated Certificate and Articles of Incorporation, as amended, or By-Laws, as amended, of the Company, or any statute, the Mortgage, or any indenture, mortgage, deed of trust, note or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their property is subject, or any order, rule or regulation known to such counsel applicable to the Company or to any of the Subsidiaries or any of their property of any court or other governmental body;

                        (xiii) this Agreement has been duly authorized, executed
            and delivered by the Company and is valid and binding on the Company, except that rights to indemnity hereunder may be limited under securities laws; and

                        (xiv) the Registration Statement has become effective
            under the Act, and, to the best of the knowledge of such counsel, no stop order with respect thereto has been issued and is continuing, no order directed to the adequacy or accuracy of any Incorporated Document has been issued by the Commission and no proceeding for any such purpose has been initiated or is pending or, to the best knowledge of such counsel, contemplated by the Commission; at the time the Registration Statement became effective, the Registration Statement, and at the time the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b), the Prospectus, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, and each Incorporated Document, when it and when any amendment thereto was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that (i) the Registration Statement, at the time the Registration Statement became effective and at the Closing Date, contained or contains any statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, at the time the Prospectus was filed with the Commission pursuant to Rule 424(b) and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion as to the financial statements and other financial data included therein.

                  (e) On the Closing Date, the Representative shall have received the favorable opinion of Reid & Priest LLP, counsel for the Underwriters, dated as of such date, satisfactory in form, scope and substance to the Representative with respect to the sufficiency of all corporate proceedings and other legal matters relating to the Bonds, the form of the Registration Statement and the Prospectus, and as to the execution and authorization of this Agreement and the transactions contemplated hereby as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters. In rendering such opinions, Reid & Priest LLP may rely as to matters governed by Delaware, Maryland, New Jersey, Ohio, Pennsylvania and Virginia law upon the opinion of Dale G. Stoodley, General Counsel for the Company, who may in turn rely upon the opinions of other counsel as to certain legal conclusions affected by the laws of Maryland, New Jersey, Ohio, Pennsylvania and Virginia.

                  (f) On the date hereof and at the Closing Date the Representative shall have received letters of Coopers & Lybrand LLP, dated as of such dates, to the effect set forth in Schedule III annexed hereto and with respect to such other matters as to which the Representative shall have inquired.

                  (g) On the Closing Date the Representative shall have received a certificate or certificates, dated as of such date, of the President or a Vice President of the Company or the principal accounting officer of the Company to the effect that, to the best of his or her knowledge based on a reasonable investigation:

                        (i) the representations and warranties of the Company in
            this Agreement are true and correct, as though made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Company on or prior to the Closing Date;

                        (ii) he or she has examined the Registration Statement
            and the Prospectus, and, in his or her opinion, the Registration Statement, when it became effective and at all times subsequent thereto up to and including the Closing Date, did not and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, when the Prospectus was filed with the Commission and at all times subsequent thereto up to and including the Closing Date, did not and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which had not been so set forth.

            All the opinions, letters, certificates and documents mentioned above or elsewhere in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory to Reid & Priest LLP. The Company will furnish the Representative with such conformed copies of such opinions, letters, certificates and documents as the Representative may reasonably request.

            If any condition to the Underwriters' obligations hereunder to be satisfied on or prior to the Closing Date is not so satisfied, the Representative may terminate this Agreement without liability on the part of any Underwriter or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Section 4(e) and except for any liability under Section 7 hereof.

            6. Termination of Agreement. (a) The Representative, by notice to the Company, may terminate this Agreement at any time after the date of this Agreement and on or prior to the Closing Date if during such period (i) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by the New York Stock Exchange or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, or trading of the Company's securities on any exchange or in any over-the-counter market shall have been suspended, or (ii) a banking moratorium shall have been declared by Federal or New York authorities, or (iii) an outbreak of hostilities or an escalation thereof, a declaration of war by Congress, another substantial calamity or crisis or another event or occurrence of a similar character which, in the Representative's reasonable judgment, makes it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Bonds or to enforce contracts for the sale of the Bonds shall have occurred, or
(iv) the Company shall have sustained a substantial loss by fire, flood, accident or other calamity which, in the Representative's reasonable judgment, renders it inadvisable to consummate the sale of the Bonds to, and the delivery of the Bonds by, the Underwriters, regardless of whether or not such loss shall have been insured. This Agreement may also be terminated at any time after the date of this Agreement and on or prior to the Closing Date if, in the reasonable judgment of the Representative, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus renders it either inadvisable to proceed with such offering or inadvisable to proceed with the delivery of the Bonds to be purchased hereunder.

                  (b) In the event of termination pursuant to this Section , the Company shall not be under any liability to any Underwriter, except for the expenses to be paid by it pursuant to the provisions of Section 4(e) and except for any liability under Section 7, nor shall any Underwriter be under any liability to the Company, except for any liability under Section 7.

                  (c) If the Representative elects to terminate this Agreement as provided in this Section , the Company shall be notified promptly by the Representative by telephone, confirmed in writing.

            7. Indemnification. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigation or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, or the Prospectus, or any amendment or supplement thereto, or arise out of or based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or allegedly untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section , notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section . In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, (except in the circumstances set forth in clause (i) and (ii) of this sentence) to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless, (i) the employment of additional counsel has been authorized in writing by the indemnifying party in connection with defending such action, or (ii) representation of both the indemnifying party and the indemnified party by the same counsel is inappropriate by applicable standards of professional conduct for attorneys in the jurisdiction where suit is instituted due to actual or potential conflicting interests between them (it being understood that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to local counsel) representing the indemnified parties in such action). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) No indemnity by the Company hereunder shall apply in respect of (i) any preliminary prospectus furnished to a person to whom any of the Bonds are sold unless a copy of the Prospectus is furnished by an Underwriter or securities dealer to such person at or prior to the furnishing of the written confirmation of such sale or mailed to such person with such confirmation or (ii) any preliminary prospectus or Prospectus used by an Underwriter or securities dealer after the same has been superseded by an amended or supplemented preliminary prospectus or Prospectus supplied by the Company to the Representative for the use of the Underwriters and securities dealers. As used in this Section 7(d), the terms "preliminary prospectus" and "Prospectus" do not include any Incorporated Document.

                  (e) If the indemnification provided for in subparagraph (a) or
(b) above should not be available to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to therein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and such indemnified party on the other from the offering of the Bonds, and also the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The parties hereto agree that it would not be just and equitable if contribution were to be determined by pro rata allocation (even if the Underwriters were to be treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subparagraph (c) above if the indemnifying party shall have assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            8. Representations and Indemnities to Survive. All representations and warranties of the Company contained herein and in the certificate or certificates delivered pursuant to Section 5(g) and the indemnity agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or any officer, director or controlling person, and shall survive delivery of and payment for the Bonds and, in the case of the indemnity agreements contained in Section 7, any termination of this Agreement.

            9. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and if sent to the Underwriters shall be mailed, delivered or transmitted by facsimile and confirmed to the Representative at the address set forth in Schedule I hereto, or if sent to the Company shall be mailed, delivered or transmitted by facsimile and confirmed to it, c/o Senior Vice President, Treasurer and Chief Financial Officer, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. Any such address may be changed from time to time by notice as aforesaid.

            10. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, their respective successors and assigns and said controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Bonds through or from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

            11. Underwriters Not Agents of the Company. Nothing herein contained shall constitute the Underwriters, or any of them, agents or representatives of the Company, or authorize them to act for or on behalf of the Company in any capacity.

            12. Controlling Law. Although the place of performance of certain obligations under this Agreement is stated to be outside of Delaware, it is the express intention of the parties hereto that this Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to choice of law principles.

            13. Effect of Agreement. It is the intent of the parties hereto that, with respect to the offering and sale of the Bonds contemplated hereby, the terms and conditions of this Agreement supersede those contained in the Distribution Agreement, dated _____________, by and among the Company and _________________________________________________________________ ______, as
agents.

            If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters severally.


                              Very truly yours,

                              DELMARVA POWER & LIGHT COMPANY



                              By:_______________________________
                                     Senior Vice President


ACCEPTED as of the date first
above written, as Underwriters
and as Representatives of the
other Underwriters named in
Schedule II.




[REPRESENTATIVES]


By:_______________________________
Title:

                                   SCHEDULE I



Underwriting Agreement dated

Registration Statement No.

Representatives and Address:




SECURITIES:

            DESIGNATION:  First Mortgage Bonds, Series _,
            __% Bonds               Due ______ __, 20__

            PRINCIPAL AMOUNT:  $___________

                  Supplemental Indenture dated as of October
            1, 1994

            DATE OF MATURITY:  ______ __, 20__

            INTEREST RATE:  __% per annum, payable _______ 1
                  and __________ 1  of each year, commencing
                  _____________

            PURCHASE PRICE:  _____% of the principal amount
                  thereof, plus accrued interest, if any,
                  from ______ __, 199_, to the date of
                  payment and delivery

            PUBLIC OFFERING PRICE:  ___% of the principal
                  amount thereof, plus accrued interest, if any, from ______ __, 199_ to the date of payment and delivery

            REDEMPTION TERMS:  redeemable on and after
                  ______ 1, 20__ on any date prior to
                  maturity at the following general
                  redemption prices, plus accrued interest:


   If redeemed during                            If redeemed
          the                 General             during the            General
    12 month period          Redemption        12 month period         Redemption
       ending ___              Price             ending ____             Price
       ___________             ______            ____________            _____




              SINKING FUND: None

              CLOSING DATE AND LOCATION:

                                   SCHEDULE II




                                                            Principal Amount
Underwriter                                                     of Bonds
-----------                                                 ----------------

                                  SCHEDULE III



      (i) They are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

      (ii) In their opinion, the consolidated financial statements of the Company and subsidiary companies ("Companies") examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

      (iii) On the basis of procedures performed specified by the American Institute of Public Accountants for a review of interim financial information as described in SAS No. 71 (but not an examination in accordance with generally accepted auditing standards) on the unaudited interim consolidated financial statements of the Company as set forth in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, if any, a reading of the the latest available unaudited interim consolidated financial statements, if any, of the Company subsequent to the financial statements incorporated by reference in the Prospectus and the minutes of meetings of the Board of Directors and stockholders of the Company and inquiries of officers and other employees of the Company responsible for accounting matters and other specified procedures, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements incorporated by reference in the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modifications should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles; (B) the unaudited interim consolidated financial statements, if any, for periods subsequent to the financial statements incorporated by reference in the Prospectus are not fairly stated on a basis substantially consistent with that of the audited consolidated financial statements; (C) at a specified date not more than three days prior to the date of such letter, there was any change in the capital stock of the Companies or in their long-term debt, any increase in their short-term debt or any decrease in their consolidated net assets, in each case as compared with amounts shown in the most recent unaudited interim consolidated balance sheet incorporated by reference in the Prospectus; or (D) for the period from the date of the most recent audited or unaudited consolidated financial statements incorporated by reference in the Prospectus to a subsequent date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, operating income, net income, earnings applicable to common stock and earnings per average share of common stock of the Company; except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or which (i) are described in such letter and (ii) as so described, are determined by the Representative in its discretion, not to be material; and

       (iv) They have compared the dollar amounts (or percentages derived from such dollar amounts), ratios and other financial information as agreed upon contained in (A) the Prospectus, (B) the Company's latest Annual Report on Form 10-K incorporated by reference into the Prospectus, and (C) the Company's latest Quarterly Report on Form 10-Q incorporated by reference into the Prospectus and
(D) the Company's Current Reports on Form 8-K incorporated by reference into the Prospectus, (in each case to the extent that such dollar amounts, percentages, ratios and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system, or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages, ratios and other financial information to be in agreement with such results except as otherwise specified in such letter.